UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2021

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
1.25% Notes due June 2023	SYY23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On December 17, 2021, the Board of Directors (the “Board”) of Sysco Corporation (“Sysco” or the “Company”) increased the size of the Board from ten to thirteen directors and elected Mr. Ali Dibadj, Ms. Jill Golder and Ms. Alison Kenney Paul to fill the resulting vacancies, effective on January 1, 2022. The Board has also approved the following committee appointments effective January 1, 2022:

•	Mr. Dibadj – Audit Committee and Corporate Governance and Nominating Committee

•	Ms. Golder – Audit Committee and Technology Committee

•	Ms. Paul – Compensation and Leadership Development Committee and Corporate Social Responsibility Committee

Each of Mr. Dibadj and Mses. Golder and Paul will receive customary compensation from the Company for serving as a non-employee director, in accordance with the Company’s director compensation program as described in the Company’s proxy statement for its 2021 annual meeting of stockholders, filed with the Securities and Exchange Commission on October 6, 2021.

There are no transactions between any of Mr. Dibadj and Mses. Golder and Paul and the Company that would be reportable under Item 404(a) of Regulation S-K, and no arrangements or understandings with any other persons pursuant to which they were selected. In addition, the Board has affirmatively determined that each of Mr. Dibadj and Mses. Golder and Paul is independent under the New York Stock Exchange independence standards and the Company’s categorical standards set forth in Sysco’s Corporate Governance Guidelines.

The Company’s press release dated December 17, 2021 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 17, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: December 20, 2021	By:	/s/ Gerald W. Clanton
Gerald W. Clanton
Vice President, Legal, Deputy General Counsel and Assistant Corporate Secretary